EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
THIRD QUARTER 2018 RESULTS
Actual RevPAR for All Hotels Increased 9.9%
Actual RevPAR for All Hotels Not Under Renovation Increased 15.1%
Comparable Hotel EBITDA Increased 10.3%
$3.8 Million in Business Interruption Income Booked in the Third Quarter

DALLAS - October 31, 2018 - Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported the following results and performance measures for the third quarter ended September 30, 2018. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2018 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2018, with the third quarter ended September 30, 2017 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Focused strategy of investing in luxury hotels and resorts

•	Targets conservative leverage levels of 45% Net Debt to Gross Assets

•	Highly-aligned management team and advisory structure

•	Dividend yield of approximately 5.9%

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders for the quarter was $3.6 million or $0.12 per diluted share

•	Actual RevPAR for all hotels increased 9.9% to $234.17 during the quarter

•	Actual RevPAR for all hotels not under renovation increased 15.1% to $240.23 during the quarter

•	Comparable RevPAR for all hotels not under renovation increased 3.3% to $240.05 during the quarter

•	Comparable Hotel EBITDA increased 10.3%

•	Adjusted funds from operations (AFFO) was $0.34 per diluted share for the quarter

•	Adjusted EBITDAre was $29.5 million for the quarter, compared with $28.4 million for the prior year quarter, reflecting 4% growth

•	Hotel EBITDA margin for all hotels not under renovation was 30.4%

•	Capex invested during the quarter was $19.2 million

BHR Reports Third Quarter Results

October 31, 2018

UPDATE ON BUSINESS INTERRUPTION INCOME
During the third quarter of 2018, the Company recognized $3.8 million of business interruption income for the Ritz-Carlton St. Thomas related to lost profits for the period of June 2018 through August 2018 due to the impact of Hurricane Irma.

The Company will continue to work with its insurers on the claims at the Ritz-Carlton St. Thomas and expects to continue to incur additional claims through at least the reopening of the property which is scheduled for October 2019.

CAPITAL STRUCTURE
At September 30, 2018, the Company had total assets of $1.6 billion. As of September 30, 2018, the Company had $993 million of mortgage loans of which $47 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined mortgage loans had a blended average interest rate of 4.8%.

PORTFOLIO REVPAR
As of September 30, 2018, the portfolio consisted of twelve properties. During the third quarter of 2018, nine of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 12 hotels) and comparable not under renovation basis (9 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR increased 1.8% to $234.04 for all hotels on a 0.4% increase in ADR and a 1.4% increase in occupancy

•	Comparable RevPAR increased 3.3% to $240.05 for hotels not under renovation on a 2.5% increase in ADR and a 0.8% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the twelve hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On September 14, 2018, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.16 per diluted share for the Company's common stock for the third quarter ending September 30, 2018. The dividend, which equates to an annual rate of $0.64 per share, was paid on October 15, 2018, to shareholders of record as of September 28, 2018.

“We continue to diligently execute on our strategic objectives focusing on the luxury hotel segment,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “By clearly aligning our platform with this segment, we believe Braemar is well-positioned to capitalize on strong consumer confidence trends and a healthy macroeconomic outlook. Operationally, we’ve made significant progress on the asset

BHR Reports Third Quarter Results

October 31, 2018

management and capital investment front and remain on track with our Autograph Collection conversions at both the Courtyard Philadelphia Downtown and Courtyard San Francisco Downtown. Looking ahead, our portfolio is well-positioned, and we remain committed to enhancing shareholder value by delivering solid operational performance and executing on all aspects of our business plan.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, November 1, 2018, at 12:00 p.m. ET. The number to call for this interactive teleconference is (334) 323-0522.  A replay of the conference call will be available through Thursday, November 8, 2018, by dialing (719) 457-0820 and entering the confirmation number, 2734956.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2018 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company's web site, www.bhrreit.com on Thursday, November 1, 2018, beginning at 12:00 p.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. The non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliation of non-GAAP measures to the closing GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the implied share price for the Company's common stock. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	September 30, 2018	December 31, 2017
ASSETS
Investments in hotel properties, gross	$1,536,078	$1,403,110
Accumulated depreciation	(252,686)	(257,268)
Investments in hotel properties, net	1,283,392	1,145,842
Cash and cash equivalents	163,825	137,522
Restricted cash	74,973	47,820
Accounts receivable, net of allowance of $129 and $94, respectively	23,715	14,334
Insurance receivable	—	8,825
Inventories	1,836	1,425
Note receivable	—	8,098
Deferred costs, net	387	656
Prepaid expenses	5,966	3,670
Investment in Ashford Inc., at fair value	14,786	18,124
Investment in OpenKey	1,854	—
Derivative assets	827	594
Other assets	8,486	9,426
Intangible assets, net	27,836	22,545
Due from related party, net	—	349
Due from third-party hotel managers	1,960	4,589
Total assets	$1,609,843	$1,423,819

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$985,716	$820,959
Accounts payable and accrued expenses	67,441	56,803
Dividends and distributions payable	8,840	8,146
Due to Ashford Inc., net	3,182	1,703
Due to related party, net	8	—
Due to third-party hotel managers	2,608	1,709
Intangible liability, net	—	3,569
Other liabilities	16,734	1,628
Total liabilities	1,084,529	894,517

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 4,965,850 shares issued and outstanding at September 30, 2018 and December 31, 2017	106,123	106,123
Redeemable noncontrolling interests in operating partnership	49,726	46,627
Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 32,523,680 and 32,120,210 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	325	321
Additional paid-in capital	474,043	469,791
Accumulated deficit	(99,238)	(88,807)
Total stockholders' equity of the Company	375,130	381,305
Noncontrolling interest in consolidated entities	(5,665)	(4,753)
Total equity	369,465	376,552
Total liabilities and equity	$1,609,843	$1,423,819

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
REVENUE
Rooms	$74,358	$77,336	$218,304	$224,203
Food and beverage	21,171	23,147	70,064	75,600
Other	13,317	7,597	44,085	21,588
Total hotel revenue	108,846	108,080	332,453	321,391
Other	—	39	—	116
Total revenue	108,846	108,119	332,453	321,507
EXPENSES
Hotel operating expenses:
Rooms	16,624	17,698	48,194	51,108
Food and beverage	16,171	17,766	49,078	53,890
Other expenses	32,058	35,182	95,490	94,934
Management fees	3,963	3,889	12,081	11,643
Total hotel operating expenses	68,816	74,535	204,843	211,575
Property taxes, insurance and other	6,835	5,197	18,516	15,641
Depreciation and amortization	14,474	14,133	42,291	39,573
Impairment charges	—	1,008	71	1,008
Advisory services fee:
Base advisory fee	2,508	2,300	6,928	6,579
Reimbursable expenses	529	462	1,448	1,541
Incentive fee	1,380	—	2,241	—
Non-cash stock/unit-based compensation	1,316	(948)	5,240	(2,298)
Contract modification cost	—	—	—	5,000
Transaction costs	—	244	949	6,638
Corporate, general and administrative:
Non-cash stock/unit-based compensation	304	—	304	245
Other general and administrative	1,461	1,602	2,695	6,762
Total operating expenses	97,623	98,533	285,526	292,264
OPERATING INCOME (LOSS)	11,223	9,586	46,927	29,243
Equity in earnings (loss) of unconsolidated entity	(81)	—	(146)	—
Interest income	540	198	970	475
Gain (loss) on sale of hotel property	—	—	15,711	—
Other income (expense)	(64)	(22)	(190)	(292)
Interest expense	(11,990)	(9,254)	(32,784)	(24,989)
Amortization of loan costs	(1,094)	(1,356)	(3,157)	(3,754)
Write-off of loan costs and exit fees	—	(380)	(4,178)	(2,343)
Unrealized gain (loss) on investments	2,158	1,875	(3,338)	3,403
Unrealized gain (loss) on derivatives	(578)	(531)	(803)	(1,529)
INCOME (LOSS) BEFORE INCOME TAXES	114	116	19,012	214
Income tax (expense) benefit	(740)	(333)	(2,514)	(334)
NET INCOME (LOSS)	(626)	(217)	16,498	(120)
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,695)	(1,143)	(1,742)	(2,736)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	452	360	(1,075)	958
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(1,869)	(1,000)	13,681	(1,898)
Preferred dividends	(1,707)	(1,707)	(5,122)	(5,087)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(3,576)	$(2,707)	$8,559	$(6,985)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.12)	$(0.09)	$0.25	$(0.25)
Weighted average common shares outstanding – basic	32,023	31,483	31,905	30,089
Diluted:
Net income (loss) attributable to common stockholders	$(0.12)	$(0.09)	$0.25	$(0.25)
Weighted average common shares outstanding – diluted	32,023	31,483	31,922	30,089
Dividends declared per common share:	$0.16	$0.16	$0.48	$0.48

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net income (loss)	$(626)	$(217)	$16,498	$(120)
Interest expense and amortization of loan costs	13,084	10,610	35,941	28,743
Depreciation and amortization	14,474	14,133	42,291	39,573
Income tax expense (benefit)	740	333	2,514	334
Equity in (earnings) loss of unconsolidated entity	81	—	146	—
Company's portion of EBITDA of OpenKey	(79)	—	(143)	—
EBITDA	27,674	24,859	97,247	68,530
Impairment charges on real estate	—	1,008	71	1,008
(Gain) loss on sale of hotel property	—	—	(15,711)	—
EBITDAre	27,674	25,867	81,607	69,538
Amortization of favorable (unfavorable) contract assets (liabilities)	51	43	143	136
Transaction and management conversion costs	—	260	965	6,700
Other (income) expense	64	22	190	292
Write-off of loan costs and exit fees	—	380	4,178	2,343
Unrealized (gain) loss on investments	(2,158)	(1,875)	3,338	(3,403)
Unrealized (gain) loss on derivatives	578	531	803	1,529
Non-cash stock/unit-based compensation	1,674	(921)	5,709	(1,992)
Legal, advisory and settlement costs	277	560	(667)	3,508
Advisory services incentive fee	1,380	—	2,241	—
Contract modification cost	—	—	—	5,000
Software implementation costs	—	—	—	79
Uninsured hurricane and wildfire related costs	—	3,573	412	3,573
Company's portion of adjustments to EBITDAre of OpenKey	2	—	4	—
Adjusted EBITDAre	$29,542	$28,440	$98,923	$87,303
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net income (loss)	$(626)	$(217)	$16,498	$(120)
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,695)	(1,143)	(1,742)	(2,736)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	452	360	(1,075)	958
Preferred dividends	(1,707)	(1,707)	(5,122)	(5,087)
Net income (loss) attributable to common stockholders	(3,576)	(2,707)	8,559	(6,985)
Depreciation and amortization on real estate	13,720	13,406	40,030	37,409
Impairment charges on real estate	—	1,008	71	1,008
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(452)	(360)	1,075	(958)
Equity in (earnings) loss of unconsolidated entity	81	—	146	—
(Gain) loss on sale of hotel property	—	—	(15,711)	—
Company's portion of FFO of OpenKey	(81)	—	(146)	—
FFO available to common stockholders and OP unitholders	9,692	11,347	34,024	30,474
Preferred dividends	1,707	1,707	5,122	5,087
Transaction and management conversion costs	—	260	965	6,700
Other (income) expense	64	22	190	292
Interest expense accretion on refundable membership club deposits	226	—	376	—
Write-off of loan costs and exit fees	—	380	4,178	2,343
Amortization of loan costs	1,070	1,331	3,084	3,679
Unrealized (gain) loss on investments	(2,158)	(1,875)	3,338	(3,403)
Unrealized (gain) loss on derivatives	578	531	803	1,529
Non-cash stock/unit-based compensation	1,674	(921)	5,709	(1,992)
Legal, advisory and settlement costs	277	560	(667)	3,508
Advisory services incentive fee	1,380	—	2,241	—
Contract modification cost	—	—	—	5,000
Software implementation costs	—	—	—	79
Uninsured hurricane and wildfire related costs	—	3,573	412	3,573
Company's portion of adjustments to FFO of OpenKey	2	—	4	—
Adjusted FFO available to the Company and OP unitholders	$14,512	$16,915	$59,779	$56,869
Adjusted FFO per diluted share available to the Company and OP unitholders	$0.34	$0.40	$1.40	$1.41
Weighted average diluted shares	42,930	42,519	42,707	40,465

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
SEPTEMBER 30, 2018
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (8)	Comparable TTM EBITDA Debt Yield
Apollo Ritz-Carlton St. Thomas	December 2018	LIBOR + 4.95%	$—	$42,000	(1)	$42,000	$13,150	31.3%
Credit Agricole Pier House	March 2019	LIBOR + 2.25%	—	70,000	(2)	70,000	11,629	16.6%
JPMorgan Park Hyatt Beaver Creek	April 2019	LIBOR + 2.75%	—	67,500	(3)	67,500	9,404	13.9%
Aareal Capital Hilton and Hilton Torrey Pines	November 2019	LIBOR + 2.65%	—	187,834	(4)	187,834	29,619	15.8%
Secured revolving credit facility - various	November 2019	Base Rate(6) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	—	—	(5)	—	N/A	N/A
BAML Pool - various	June 2020	LIBOR + 2.16%	—	435,000	(7)	435,000	51,180	11.8%
BAML Hotel Yountville	May 2022	LIBOR + 2.55%	—	51,000		51,000	5,537	10.9%
BAML Bardessono	August 2022	LIBOR + 2.55%	—	40,000		40,000	5,413	13.5%
BAML Ritz-Carlton Sarasota	April 2023	LIBOR + 2.65%	—	100,000		100,000	12,729	12.7%
Total			$—	$993,334		$993,334	$138,661	14.0%
Percentage			—%	100.0%		100.0%
Weighted average interest rate			—%	4.76%		4.76%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in December 2017.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in March 2018.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(4)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.
(5)    This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2019.
(6)    Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.

(7)
This mortgage loan has five one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

(8)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
SEPTEMBER 30, 2018
(dollars in thousands)
(unaudited)

	2018	2019	2020	2021	2022	Thereafter	Total
Secured revolving credit facility - various	$—	$—	$—	$—	$—	$—	$—
Credit Agricole Pier House	—	—	70,000	—	—	—	70,000
Apollo Ritz-Carlton St. Thomas	—	—	42,000	—	—	—	42,000
Aareal Capital Hilton and Hilton Torrey Pines	—	—	—	177,486	—	—	177,486
JPMorgan Park Hyatt Beaver Creek	—	—	—	—	67,500	—	67,500
BAML Hotel Yountville	—	—	—	—	51,000	—	51,000
BAML Bardessono	—	—	—	—	40,000	—	40,000
BAML Ritz-Carlton Sarasota	—	—	—	—	—	98,000	98,000
BAML Pool - various (1)	—	—	—	—	—	435,000	435,000
Principal due in future periods	$—	$—	$112,000	$177,486	$158,500	$533,000	$980,986
Scheduled amortization payments remaining	1,000	3,120	3,312	3,416	1,000	500	12,348
Total indebtedness	$1,000	$3,120	$115,312	$180,902	$159,500	$533,500	$993,334
(1)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$74,358	$(40)	$74,318	$77,336	$(3,058)	$74,278	(3.85)%	0.05%
RevPAR	$234.17	$—	$234.04	$213.17	$(77.12)	$229.86	9.85%	1.82%
Occupancy	85.86%	—%	85.86%	83.71%	(75.78)%	84.68%	2.57%	1.39%
ADR	$272.72	$—	$272.57	$254.65	$(101.77)	$271.43	7.10%	0.42%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$218,304	$1,280	$219,584	$224,203	$6,951	$231,154	(2.63)%	(5.01)%
RevPAR	$226.99	$(65.57)	$233.04	$212.63	$(77.09)	$239.72	6.75%	(2.79)%
Occupancy	83.19%	94.12%	82.97%	82.16%	75.07%	82.83%	1.25%	0.17%
ADR	$272.85	$(69.67)	$280.89	$258.79	$(102.69)	$289.42	5.43%	(2.95)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$53,241	$(40)	$53,201	$54,522	$(3,058)	$51,464	(2.35)%	3.38%
RevPAR	$240.23	$—	$240.05	$208.74	$(77.12)	$232.30	15.08%	3.34%
Occupancy	84.49%	—%	84.49%	82.62%	(75.78)%	83.85%	2.27%	0.77%
ADR	$284.32	$—	$284.10	$252.65	$(101.77)	$277.05	12.53%	2.54%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$154,092	$1,280	$155,372	$144,865	$6,951	$151,816	6.37%	2.34%
RevPAR	$227.56	$(65.57)	$236.25	$193.88	$(77.09)	$231.06	17.37%	2.24%
Occupancy	81.91%	(94.12)%	81.55%	80.71%	(75.07)%	81.48%	1.49%	0.08%
ADR	$277.82	$(69.67)	$289.72	$240.22	$(102.69)	$283.58	15.65%	2.16%
NOTES:

(1)
The above comparable information assumes the nine hotel properties owned and included in the Company's operations at September 30, 2018, and not under renovation during the three months ended September 30, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$108,846	$108,080	0.71%	$332,453	$321,391	3.44%
Non-comparable adjustments	(380)	(488)		5,536	26,794
Comparable total hotel revenue	$108,466	$107,592	0.81%	$337,989	$348,185	(2.93)%

Hotel EBITDA	$33,345	$33,030	0.95%	$110,671	$100,132	10.53%
Non-comparable adjustments	(135)	(2,919)		(931)	3,538
Comparable hotel EBITDA	$33,210	$30,111	10.29%	$109,740	$103,670	5.86%
Hotel EBITDA margin	30.64%	30.56%	0.08%	33.29%	31.16%	2.13%
Comparable hotel EBITDA margin	30.62%	27.99%	2.63%	32.47%	29.77%	2.70%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,429	$1,618	(11.68)%	$5,784	$6,483	(10.78)%
Hotel EBITDA attributable to the Company and OP unitholders	$31,916	$31,412	1.60%	$104,887	$93,649	12.00%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$31,781	$28,493	11.54%	$103,956	$97,187	6.96%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$79,184	$76,170	3.96%	$238,114	$208,381	14.27%
Non-comparable adjustments	(380)	(488)		5,536	26,794
Comparable total hotel revenue	$78,804	$75,682	4.13%	$243,650	$235,175	3.60%

Hotel EBITDA	$24,088	$25,386	(5.11)%	$77,420	$67,696	14.36%
Non-comparable adjustments	(135)	(2,919)		(931)	3,538
Comparable hotel EBITDA	$23,953	$22,467	6.61%	$76,489	$71,234	7.38%
Hotel EBITDA margin	30.42%	33.33%	(2.91)%	32.51%	32.49%	0.02%
Comparable hotel EBITDA margin	30.40%	29.69%	0.71%	31.39%	30.29%	1.10%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$963	$959	0.42%	$3,009	$3,012	(0.10)%
Hotel EBITDA attributable to the Company and OP unitholders	$23,125	$24,427	(5.33)%	$74,411	$64,684	15.04%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$22,990	$21,508	6.89%	$73,480	$68,222	7.71%
NOTES:

(1)
The above comparable information assumes the nine hotel properties owned and included in the Company's operations at September 30, 2018, and not under renovation during the three months ended September 30, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$8,638	$—	$8,638	$9,518	$—	$9,518	(9.25)%	(9.25)%
Total hotel revenue	$11,631	$—	$11,631	$12,949	$—	$12,949	(10.18)%	(10.18)%
Hotel EBITDA	$1,866	$—	$1,866	$2,639	$—	$2,639	(29.29)%	(29.29)%
Hotel EBITDA margin	16.04%		16.04%	20.38%		20.38%	(4.34)%	(4.34)%
Selected Operating Information:
RevPAR	$170.71	$—	$170.71	$188.10	$—	$188.10	(9.25)%	(9.25)%
Occupancy	86.28%	—%	86.28%	91.42%	—%	91.42%	(5.62)%	(5.62)%
ADR	$197.85	$—	$197.85	$205.75	$—	$205.75	(3.84)%	(3.84)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$7,611	$—	$7,611	$7,279	$—	$7,279	4.56%	4.56%
Total hotel revenue	$11,787	$—	$11,787	$11,643	$—	$11,643	1.24%	1.24%
Hotel EBITDA	$3,851	$—	$3,851	$3,835	$—	$3,835	0.42%	0.42%
Hotel EBITDA margin	32.67%		32.67%	32.94%		32.94%	(0.27)%	(0.27)%
Selected Operating Information:
RevPAR	$209.97	$—	$209.97	$200.81	$—	$200.81	4.56%	4.56%
Occupancy	89.98%	—%	89.98%	90.83%	—%	90.83%	(0.94)%	(0.94)%
ADR	$233.36	$—	$233.36	$221.09	$—	$221.09	5.55%	5.55%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$8,157	$—	$8,157	$7,144	$—	$7,144	14.18%	14.18%
Total hotel revenue	$10,764	$—	$10,764	$9,379	$—	$9,379	14.77%	14.77%
Hotel EBITDA	$2,651	$—	$2,651	$2,164	$—	$2,164	22.50%	22.50%
Hotel EBITDA margin	24.63%		24.63%	23.07%		23.07%	1.56%	1.56%
Selected Operating Information:
RevPAR	$213.65	$—	$213.65	$187.12	$—	$187.12	14.18%	14.18%
Occupancy	91.24%	—%	91.24%	87.50%	—%	87.50%	4.27%	4.27%
ADR	$234.15	$—	$234.15	$213.86	$—	$213.86	9.49%	9.49%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$4,267	$—	$4,267	$4,571	$—	$4,571	(6.65)%	(6.65)%
Total hotel revenue	$5,558	$—	$5,558	$5,722	$—	$5,722	(2.87)%	(2.87)%
Hotel EBITDA	$2,139	$—	$2,139	$2,143	$—	$2,143	(0.19)%	(0.19)%
Hotel EBITDA margin	38.49%		38.49%	37.45%		37.45%	1.04%	1.04%
Selected Operating Information:
RevPAR	$748.08	$—	$748.08	$801.33	$—	$801.33	(6.65)%	(6.65)%
Occupancy	79.94%	—%	79.94%	87.54%	—%	87.54%	(8.68)%	(8.68)%
ADR	$935.75	$—	$935.75	$915.44	$—	$915.44	2.22%	2.22%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$3,550	$—	$3,550	$2,884	$—	$2,884	23.09%	23.09%
Total hotel revenue	$4,716	$—	$4,716	$3,729	$—	$3,729	26.47%	26.47%
Hotel EBITDA	$1,712	$—	$1,712	$1,148	$17	$1,165	49.13%	46.95%
Hotel EBITDA margin	36.30%		36.30%	30.79%		31.24%	5.51%	5.06%
Selected Operating Information:
RevPAR	$271.72	$—	$271.72	$220.73	$—	$220.73	23.10%	23.10%
Occupancy	78.97%	—%	78.97%	64.34%	—%	64.34%	22.74%	22.74%
ADR	$344.06	$—	$344.06	$343.08	$—	$343.08	0.29%	0.29%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,662	$—	$3,662	$4,073	$—	$4,073	(10.09)%	(10.09)%
Total hotel revenue	$4,358	$—	$4,358	$4,698	$—	$4,698	(7.24)%	(7.24)%
Hotel EBITDA	$2,025	$—	$2,025	$2,449	$—	$2,449	(17.31)%	(17.31)%
Hotel EBITDA margin	46.47%		46.47%	52.13%		52.13%	(5.66)%	(5.66)%
Selected Operating Information:
RevPAR	$497.53	$—	$497.53	$553.38	$—	$553.38	(10.09)%	(10.09)%
Occupancy	75.84%	—%	75.84%	84.02%	—%	84.02%	(9.74)%	(9.74)%
ADR	$656.00	$—	$656.00	$658.62	$—	$658.62	(0.40)%	(0.40)%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$3,178	$—	$3,178	$3,203	$—	$3,203	(0.78)%	(0.78)%
Total hotel revenue	$8,728	$—	$8,728	$8,714	$—	$8,714	0.16%	0.16%
Hotel EBITDA	$1,845	$—	$1,845	$1,685	$—	$1,685	9.50%	9.50%
Hotel EBITDA margin	21.14%		21.14%	19.34%		19.34%	1.80%	1.80%
Selected Operating Information:
RevPAR	$181.81	$—	$181.81	$183.24	$—	$183.24	(0.78)%	(0.78)%
Occupancy	73.83%	—%	73.83%	71.12%	—%	71.12%	3.81%	3.81%
ADR	$246.25	$—	$246.25	$257.66	$—	$257.66	(4.43)%	(4.43)%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$7,137	$—	$7,137	$6,341	$—	$6,341	12.55%	12.55%
Total hotel revenue	$8,826	$—	$8,826	$7,595	$—	$7,595	16.21%	16.21%
Hotel EBITDA	$3,625	$—	$3,625	$2,926	$—	$2,926	23.89%	23.89%
Hotel EBITDA margin	41.07%		41.07%	38.53%		38.53%	2.54%	2.54%
Selected Operating Information:
RevPAR	$155.48	$—	$155.48	$138.13	$—	$138.13	12.56%	12.56%
Occupancy	87.38%	—%	87.38%	83.16%	—%	83.16%	5.07%	5.07%
ADR	$177.94	$—	$177.94	$166.09	$—	$166.09	7.13%	7.13%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$—	$—	$—	$4,581	$(4,581)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$6,871	$(6,871)	$—	(100.00)%	—%
Hotel EBITDA	$—	$—	$—	$2,402	$(2,402)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	34.96%		—%	(34.96)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$123.26	$(123.26)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	68.80%	(68.80)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$179.16	$(179.16)	$—	(100.00)%	—%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$10,828	$—	$10,828	$8,655	$—	$8,655	25.11%	25.11%
Total hotel revenue	$12,278	$—	$12,278	$9,903	$—	$9,903	23.98%	23.98%
Hotel EBITDA	$4,382	$—	$4,382	$4,280	$—	$4,280	2.38%	2.38%
Hotel EBITDA margin	35.69%		35.69%	43.22%		43.22%	(7.53)%	(7.53)%
Selected Operating Information:
RevPAR	$287.06	$—	$287.06	$230.57	$—	$230.57	24.50%	24.50%
Occupancy	93.75%	—%	93.75%	81.46%	—%	81.46%	15.09%	15.09%
ADR	$306.20	$—	$306.20	$283.04	$—	$283.04	8.18%	8.18%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$4,644	$(40)	$4,604	$—	$5,119	$5,119	—%	(10.06)%
Total hotel revenue	$11,233	$(380)	$10,853	$—	$11,319	$11,319	—%	(4.12)%
Hotel EBITDA	$482	$(134)	$348	$—	$710	$710	—%	(50.99)%
Hotel EBITDA margin	4.29%		3.21%	—%		6.27%	4.29%	(3.06)%
Selected Operating Information:
RevPAR	$189.74	$—	$188.10	$—	$209.18	$209.18	—%	(10.08)%
Occupancy	63.82%	—%	63.82%	—%	72.58%	72.58%	—%	(12.07)%
ADR	$297.33	$—	$294.75	$—	$288.20	$288.20	—%	2.27%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$11,035	$—	$11,035	$10,850	$—	$10,850	1.71%	1.71%
Total hotel revenue	$13,214	$—	$13,214	$12,883	$—	$12,883	2.57%	2.57%
Hotel EBITDA	$5,757	$—	$5,757	$5,390	$—	$5,390	6.81%	6.81%
Hotel EBITDA margin	43.57%		43.57%	41.84%		41.84%	1.73%	1.73%
Selected Operating Information:
RevPAR	$332.27	$—	$332.27	$327.53	$—	$327.53	1.45%	1.45%
Occupancy	92.48%	—%	92.48%	95.00%	—%	95.00%	(2.65)%	(2.65)%
ADR	$359.31	$—	$359.31	$344.78	$—	$344.78	4.21%	4.21%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$1,651	$—	$1,651	$4,641	$—	$4,641	(64.43)%	(64.43)%
Total hotel revenue	$5,753	$—	$5,753	$9,058	$—	$9,058	(36.49)%	(36.49)%
Hotel EBITDA	$3,009	$—	$3,009	$725	$—	$725	315.03%	315.03%
Hotel EBITDA margin	52.30%		52.30%	8.00%		8.00%	44.30%	44.30%
Selected Operating Information:
RevPAR	$217.32	$—	$217.32	$344.72	$—	$344.72	(36.96)%	(36.96)%
Occupancy	83.93%	—%	83.93%	82.15%	—%	82.15%	2.17%	2.17%
ADR	$258.93	$—	$258.93	$419.61	$—	$419.61	(38.29)%	(38.29)%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$—	$—	$—	$3,596	$(3,596)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$4,936	$(4,936)	$—	(100.00)%	—%
Hotel EBITDA	$1	$(1)	$—	$1,244	$(1,244)	$—	(99.92)%	—%
Hotel EBITDA margin	—%		—%	25.20%		—%	(25.20)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$133.39	$(133.39)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	82.50%	(82.50)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$161.68	$(161.68)	$—	(100.00)%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$74,358	$(40)	$74,318	$77,336	$(3,058)	$74,278	(3.85)%	0.05%
Total hotel revenue	$108,846	$(380)	$108,466	$108,080	$(488)	$107,592	0.71%	0.81%
Hotel EBITDA	$33,345	$(135)	$33,210	$33,030	$(2,919)	$30,111	0.95%	10.29%
Hotel EBITDA margin	30.64%		30.62%	30.56%		27.99%	0.08%	2.63%
Selected Operating Information:
RevPAR	$234.17	$—	$234.04	$213.17	$(77.12)	$229.86	9.85%	1.82%
Occupancy	85.86%	—%	85.86%	83.71%	(75.78)%	84.68%	2.57%	1.40%
ADR	$272.72	$—	$272.57	$254.65	$(101.77)	$271.43	7.10%	0.42%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$30,390	$—	$30,390	$32,908	$—	$32,908	(7.65)%	(7.65)%
Total hotel revenue	$42,239	$—	$42,239	$45,781	$—	$45,781	(7.74)%	(7.74)%
Hotel EBITDA	$11,106	$—	$11,106	$13,892	$—	$13,892	(20.05)%	(20.05)%
Hotel EBITDA margin	26.29%		26.29%	30.34%		30.34%	(4.05)%	(4.05)%
Selected Operating Information:
RevPAR	$202.40	$—	$202.40	$219.17	$—	$219.17	(7.65)%	(7.65)%
Occupancy	85.56%	—%	85.56%	90.87%	—%	90.87%	(5.84)%	(5.84)%
ADR	$236.56	$—	$236.56	$241.19	$—	$241.19	(1.92)%	(1.92)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$20,503	$—	$20,503	$19,528	$—	$19,528	4.99%	4.99%
Total hotel revenue	$35,600	$—	$35,600	$34,449	$—	$34,449	3.34%	3.34%
Hotel EBITDA	$12,033	$—	$12,033	$12,040	$—	$12,040	(0.06)%	(0.06)%
Hotel EBITDA margin	33.80%		33.80%	34.95%		34.95%	(1.15)%	(1.15)%
Selected Operating Information:
RevPAR	$190.62	$—	$190.62	$181.55	$—	$181.55	5.00%	5.00%
Occupancy	87.20%	—%	87.20%	85.20%	—%	85.20%	2.35%	2.35%
ADR	$218.59	$—	$218.59	$213.10	$—	$213.10	2.58%	2.58%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$19,359	$—	$19,359	$18,441	$—	$18,441	4.98%	4.98%
Total hotel revenue	$26,367	$—	$26,367	$24,551	$—	$24,551	7.40%	7.40%
Hotel EBITDA	$5,084	$—	$5,084	$4,203	$—	$4,203	20.96%	20.96%
Hotel EBITDA margin	19.28%		19.28%	17.12%		17.12%	2.16%	2.16%
Selected Operating Information:
RevPAR	$170.88	$—	$170.88	$162.77	$—	$162.77	4.98%	4.98%
Occupancy	79.96%	—%	79.96%	81.16%	—%	81.16%	(1.48)%	(1.48)%
ADR	$213.71	$—	$213.71	$200.55	$—	$200.55	6.56%	6.56%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$10,385	$—	$10,385	$10,857	$—	$10,857	(4.35)%	(4.35)%
Total hotel revenue	$14,962	$—	$14,962	$14,259	$—	$14,259	4.93%	4.93%
Hotel EBITDA	$4,919	$—	$4,919	$3,947	$—	$3,947	24.63%	24.63%
Hotel EBITDA margin	32.88%		32.88%	27.68%		27.68%	5.20%	5.20%
Selected Operating Information:
RevPAR	$613.55	$—	$613.55	$641.46	$—	$641.46	(4.35)%	(4.35)%
Occupancy	76.89%	—%	76.89%	81.73%	—%	81.73%	(5.92)%	(5.92)%
ADR	$797.92	$—	$797.92	$784.89	$—	$784.89	1.66%	1.66%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$13,533	$—	$13,533	$13,253	$—	$13,253	2.11%	2.11%
Total hotel revenue	$17,648	$—	$17,648	$16,867	$—	$16,867	4.63%	4.63%
Hotel EBITDA	$8,222	$—	$8,222	$7,525	$50	$7,575	9.26%	8.54%
Hotel EBITDA margin	46.59%		46.59%	44.61%		44.91%	1.98%	1.68%
Selected Operating Information:
RevPAR	$349.08	$—	$349.08	$341.85	$—	$341.85	2.11%	2.11%
Occupancy	81.87%	—%	81.87%	79.44%	—%	79.44%	3.06%	3.06%
ADR	$426.41	$—	$426.41	$430.34	$—	$430.34	(0.91)%	(0.91)%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$9,236	$—	$9,236	$6,055	$3,473	$9,528	52.54%	(3.06)%
Total hotel revenue	$11,937	$—	$11,937	$7,053	$4,276	$11,329	69.25%	5.37%
Hotel EBITDA	$5,046	$—	$5,046	$3,433	$1,233	$4,666	46.99%	8.14%
Hotel EBITDA margin	42.27%		42.27%	48.67%		41.19%	(6.40)%	1.08%
Selected Operating Information:
RevPAR	$422.89	$—	$422.89	$529.26	$333.88	$436.22	(20.10)%	(3.06)%
Occupancy	75.83%	—%	75.83%	81.63%	75.52%	78.72%	(7.11)%	(3.67)%
ADR	$557.69	$—	$557.69	$648.33	$442.11	$554.13	(13.98)%	0.64%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$14,736	$—	$14,736	$4,920	$10,034	$14,954	199.51%	(1.46)%
Total hotel revenue	$32,124	$—	$32,124	$13,660	$18,810	$32,470	135.17%	(1.07)%
Hotel EBITDA	$8,223	$—	$8,223	$1,238	$6,968	$8,206	564.22%	0.21%
Hotel EBITDA margin	25.60%		25.60%	9.06%		25.27%	16.54%	0.33%
Selected Operating Information:
RevPAR	$284.09	$—	$284.09	$141.49	$586.82	$288.30	100.78%	(1.46)%
Occupancy	65.18%	—%	65.18%	57.59%	83.74%	66.21%	13.18%	(1.56)%
ADR	$435.85	$—	$435.85	$245.70	$700.74	$435.44	77.39%	0.09%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$21,641	$—	$21,641	$19,082	$—	$19,082	13.41%	13.41%
Total hotel revenue	$26,822	$—	$26,822	$23,142	$—	$23,142	15.90%	15.90%
Hotel EBITDA	$10,820	$—	$10,820	$8,703	$—	$8,703	24.32%	24.32%
Hotel EBITDA margin	40.34%		40.34%	37.61%		37.61%	2.73%	2.73%
Selected Operating Information:
RevPAR	$158.86	$—	$158.86	$140.08	$—	$140.08	13.41%	13.41%
Occupancy	86.66%	—%	86.66%	81.88%	—%	81.88%	5.84%	5.84%
ADR	$183.32	$—	$183.32	$171.07	$—	$171.07	7.16%	7.16%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$—	$—	$—	$14,905	$(14,905)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$24,308	$(24,308)	$—	(100.00)%	—%
Hotel EBITDA	$—	$—	$—	$8,494	$(8,494)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	34.94%		—%	(34.94)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$135.15	$(135.15)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	72.24%	(72.24)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$187.07	$(187.07)	$—	(100.00)%	—%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$28,883	$—	$28,883	$24,717	$—	$24,717	16.85%	16.85%
Total hotel revenue	$32,929	$—	$32,929	$28,400	$—	$28,400	15.95%	15.95%
Hotel EBITDA	$11,347	$—	$11,347	$10,301	$—	$10,301	10.15%	10.15%
Hotel EBITDA margin	34.46%		34.46%	36.27%		36.27%	(1.81)%	(1.81)%
Selected Operating Information:
RevPAR	$258.22	$—	$258.22	$222.61	$—	$222.61	16.00%	16.00%
Occupancy	88.81%	—%	88.81%	80.84%	—%	80.84%	9.86%	9.86%
ADR	$290.76	$—	$290.76	$275.39	$—	$275.39	5.58%	5.58%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$10,941	$9,451	$20,392	$—	$21,149	$21,149	—%	(3.58)%
Total hotel revenue	$26,360	$20,073	$46,433	$—	$46,059	$46,059	—%	0.81%
Hotel EBITDA	$3,505	$5,567	$9,072	$—	$9,015	$9,015	—%	0.63%
Hotel EBITDA margin	13.30%		19.54%	—%		19.57%	13.30%	(0.03)%
Selected Operating Information:
RevPAR	$228.50	$382.06	$280.81	$—	$291.25	$291.25	—%	(3.58)%
Occupancy	70.19%	78.86%	73.15%	—%	77.44%	77.44%	—%	(5.54)%
ADR	$325.52	$484.46	$383.90	$—	$376.11	$376.11	—%	2.07%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$25,587	$—	$25,587	$25,024	$—	$25,024	2.25%	2.25%
Total hotel revenue	$31,757	$—	$31,757	$32,049	$—	$32,049	(0.91)%	(0.91)%
Hotel EBITDA	$13,070	$—	$13,070	$12,879	$—	$12,879	1.48%	1.48%
Hotel EBITDA margin	41.16%		41.16%	40.19%		40.19%	0.97%	0.97%
Selected Operating Information:
RevPAR	$259.63	$—	$259.63	$255.54	$—	$255.54	1.60%	1.60%
Occupancy	86.87%	—%	86.87%	89.69%	—%	89.69%	(3.14)%	(3.14)%
ADR	$298.87	$—	$298.87	$284.91	$—	$284.91	4.90%	4.90%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$4,939	$—	$4,939	$21,713	$—	$21,713	(77.25)%	(77.25)%
Total hotel revenue	$19,171	$—	$19,171	$38,829	$—	$38,829	(50.63)%	(50.63)%
Hotel EBITDA	$10,798	$—	$10,798	$8,243	$—	$8,243	31.00%	31.00%
Hotel EBITDA margin	56.32%		56.32%	21.23%		21.23%	35.09%	35.09%
Selected Operating Information:
RevPAR	$218.65	$—	$218.65	$471.57	$—	$471.57	(53.63)%	(53.63)%
Occupancy	78.13%	—%	78.13%	80.61%	—%	80.61%	(3.08)%	(3.08)%
ADR	$279.87	$—	$279.87	$585.02	$—	$585.02	(52.16)%	(52.16)%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$8,171	$(8,171)	$—	$12,800	$(12,800)	$—	(36.16)%	—%
Total hotel revenue	$14,537	$(14,537)	$—	$18,043	$(18,043)	$—	(19.43)%	—%
Hotel EBITDA	$6,498	$(6,498)	$—	$5,224	$(5,224)	$—	24.39%	—%
Hotel EBITDA margin	44.70%		—%	28.95%		—%	15.75%	—%
Selected Operating Information:
RevPAR	$184.70	$(184.70)	$—	$160.02	$(160.02)	$—	15.42%	—%
Occupancy	85.59%	(85.59)%	—%	83.03%	(83.03)%	—%	3.08%	—%
ADR	$215.80	$(215.80)	$—	$192.74	$(192.74)	$—	11.96%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$218,304	$1,280	$219,584	$224,203	$6,951	$231,154	(2.63)%	(5.01)%
Total hotel revenue	$332,453	$5,536	$337,989	$321,391	$26,794	$348,185	3.44%	(2.93)%
Hotel EBITDA	$110,671	$(931)	$109,740	$100,132	$3,538	$103,670	10.53%	5.86%
Hotel EBITDA margin	33.29%		32.47%	31.16%		29.77%	2.13%	2.70%
Selected Operating Information:
RevPAR	$226.99	$(65.57)	$233.04	$212.63	$(77.09)	$239.72	6.75%	(2.79)%
Occupancy	83.19%	(94.12)%	82.97%	82.16%	(75.07)%	82.83%	1.25%	0.17%
ADR	$272.85	$(69.67)	$280.89	$258.79	$(102.69)	$289.42	5.43%	(2.95)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$39,807	$—	$39,807
Total hotel revenue	$55,774	$—	$55,774
Hotel EBITDA	$14,886	$—	$14,886
Hotel EBITDA margin	26.69%		26.69%
Selected Operating Information:
RevPAR	$198.29	$—	$198.29
Occupancy	84.66%	—%	84.66%
ADR	$234.21	$—	$234.21

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$25,658	$—	$25,658
Total hotel revenue	$45,100	$—	$45,100
Hotel EBITDA	$14,733	$—	$14,733
Hotel EBITDA margin	32.67%		32.67%
Selected Operating Information:
RevPAR	$178.42	$—	$178.42
Occupancy	85.15%	—%	85.15%
ADR	$209.54	$—	$209.54

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$25,759	$—	$25,759
Total hotel revenue	$35,118	$—	$35,118
Hotel EBITDA	$6,659	$—	$6,659
Hotel EBITDA margin	18.96%		18.96%
Selected Operating Information:
RevPAR	$170.06	$—	$170.06
Occupancy	80.03%	—%	80.03%
ADR	$212.51	$—	$212.51

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$12,942	$—	$12,942
Total hotel revenue	$18,404	$—	$18,404
Hotel EBITDA	$5,413	$—	$5,413
Hotel EBITDA margin	29.41%		29.41%
Selected Operating Information:
RevPAR	$571.89	$—	$571.89
Occupancy	73.35%	—%	73.35%
ADR	$779.68	$—	$779.68

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$17,482	$—	$17,482
Total hotel revenue	$24,013	$—	$24,013
Hotel EBITDA	$11,679	$(50)	$11,629
Hotel EBITDA margin	48.64%		48.43%
Selected Operating Information:
RevPAR	$337.28	$—	$337.28
Occupancy	78.89%	—%	78.89%
ADR	$427.54	$—	$427.54

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$11,321	$—	$11,321
Total hotel revenue	$14,483	$—	$14,483
Hotel EBITDA	$5,537	$—	$5,537
Hotel EBITDA margin	38.23%		38.23%
Selected Operating Information:
RevPAR	$387.73	$—	$387.73
Occupancy	70.95%	—%	70.95%
ADR	$546.49	$—	$546.49

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$18,569	$—	$18,569
Total hotel revenue	$40,433	$—	$40,433
Hotel EBITDA	$9,404	$—	$9,404
Hotel EBITDA margin	23.26%		23.26%
Selected Operating Information:
RevPAR	$267.75	$—	$267.75
Occupancy	60.52%	—%	60.52%
ADR	$442.39	$—	$442.39

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$28,896	$—	$28,896
Total hotel revenue	$35,542	$—	$35,542
Hotel EBITDA	$14,338	$—	$14,338
Hotel EBITDA margin	40.34%		40.34%
Selected Operating Information:
RevPAR	$158.66	$—	$158.66
Occupancy	85.41%	—%	85.41%
ADR	$185.77	$—	$185.77

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$1,858	$(1,858)	$—
Total hotel revenue	$2,942	$(2,942)	$—
Hotel EBITDA	$1,076	$(1,076)	$—
Hotel EBITDA margin	36.57%		—%
Selected Operating Information:
RevPAR	$148.30	$(148.30)	$—
Occupancy	77.32%	(77.32)%	—%
ADR	$191.81	$(191.81)	$—

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$36,275	$—	$36,275
Total hotel revenue	$41,458	$—	$41,458
Hotel EBITDA	$13,783	$—	$13,783
Hotel EBITDA margin	33.25%		33.25%
Selected Operating Information:
RevPAR	$242.82	$—	$242.82
Occupancy	85.91%	—%	85.91%
ADR	$282.65	$—	$282.65

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$10,941	$15,911	$26,852
Total hotel revenue	$26,360	$36,337	$62,697
Hotel EBITDA	$3,505	$9,224	$12,729
Hotel EBITDA margin	13.30%		20.30%
Selected Operating Information:
RevPAR	$228.49	$323.34	$276.57
Occupancy	70.19%	79.50%	74.91%
ADR	$325.51	$406.73	$369.20

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$31,972	$—	$31,972
Total hotel revenue	$40,422	$—	$40,422
Hotel EBITDA	$16,400	$—	$16,400
Hotel EBITDA margin	40.57%		40.57%
Selected Operating Information:
RevPAR	$242.63	$—	$242.63
Occupancy	85.89%	—%	85.89%
ADR	$282.49	$—	$282.49

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$6,397	$—	$6,397
Total hotel revenue	$24,299	$—	$24,299
Hotel EBITDA	$13,150	$—	$13,150
Hotel EBITDA margin	54.12%		54.12%
Selected Operating Information:
RevPAR	$221.06	$—	$221.06
Occupancy	77.45%	—%	77.45%
ADR	$285.40	$—	$285.40

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$12,230	$(12,230)	$—
Total hotel revenue	$20,619	$(20,619)	$—
Hotel EBITDA	$8,276	$(8,276)	$—
Hotel EBITDA margin	40.14%		—%
Selected Operating Information:
RevPAR	$171.79	$(171.79)	$—
Occupancy	83.02%	(83.02)%	—%
ADR	$206.93	$(206.93)	$—

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$280,107	$1,823	$281,930
Total hotel revenue	$424,967	$12,776	$437,743
Hotel EBITDA	$138,839	$(178)	$138,661
Hotel EBITDA margin	32.67%		31.68%
Selected Operating Information:
RevPAR	$216.65	$(52.83)	$224.05
Occupancy	81.65%	(85.97)%	81.54%
ADR	$265.33	$(61.45)	$274.78
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018	2018	2018	2018	2018	2018	2018	2017	2017	2017
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total Hotel Revenue	$108,846	$(380)	$108,466	$121,118	$(6,172)	$114,946	$102,489	$12,088	$114,577	$92,514	$7,240	$99,754
Hotel EBITDA	$33,345	$(135)	$33,210	$43,721	$(4,127)	$39,594	$33,605	$3,331	$36,936	$28,168	$753	$28,921
Hotel EBITDA Margin	30.64%		30.62%	36.10%		34.45%	32.79%		32.24%	30.45%		28.99%

EBITDA % of Total TTM	24.0%		24.0%	31.5%		28.6%	24.2%		26.6%	20.3%		20.9%

JV Interests in EBITDA	$1,429	$—	$1,429	$2,365	$—	$2,365	$1,990	$—	$1,990	$1,620	$—	$1,620

	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
	TTM	TTM	TTM
Total Hotel Revenue	$424,967	$12,776	$437,743
Hotel EBITDA	$138,839	$(178)	$138,661
Hotel EBITDA Margin	32.67%		31.68%

EBITDA % of Total TTM	100.0%		100.1%

JV Interests in EBITDA	$7,404	$—	$7,404
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
SEPTEMBER 30, 2018
(in thousands, except share price)
(unaudited)

September 30, 2018
End of quarter common shares outstanding	32,524
Partnership units outstanding (common stock equivalents)	5,144
Combined common shares and partnership units outstanding	37,668
Common stock price at quarter end	$11.77
Market capitalization at quarter end	$443,352
Series B convertible preferred stock	$124,146
Debt on balance sheet date	$993,334
Joint venture partner's share of consolidated debt	$(46,959)
Net working capital (see below)	$(192,129)
Total enterprise value (TEV)	$1,321,744

Ashford Inc. Investment:
Common stock owned at end of quarter	195
Common stock price at quarter end	$75.87
Market value of Ashford Inc. investment	$14,786

Cash and cash equivalents	$158,487
Restricted cash	$73,602
Accounts receivable, net	$22,490
Prepaid expenses	$5,684
Market value of Ashford Inc. investment	$14,786
Total current assets	$275,049

Accounts payable, net & accrued expenses	$70,517
Dividends payable	$8,839
Due to affiliates, net	$3,152
Due to third-party hotel managers, net	$412
Total current liabilities	$82,920

Net working capital*	$192,129
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2018				2019
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated	Estimated
Philadelphia Courtyard Downtown	499				x	x	x
San Francisco Courtyard Downtown	410	x		x	x	x	x	x	x
Capital Hilton Washington D.C.	550	x		x	x
St. Thomas Ritz-Carlton	180	x	x	x	x	x	x	x	x
Chicago Sofitel Magnificent Mile	415	x	x
Park Hyatt Beaver Creek	190						x
Total		4	2	3	4	3	4	2	2

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2018 or 2019 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2018	2018	2018	2017	September 30, 2018
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$14,567	$38,623	$16,761	$35,206	$105,157
Non-property adjustments	—	(15,423)	12	(23,720)	(39,131)
Interest income	(57)	(39)	(18)	(13)	(127)
Interest expense	4,100	4,335	3,123	2,986	14,544
Amortization of loan costs	279	277	199	310	1,065
Depreciation and amortization	14,474	14,811	13,006	12,705	54,996
Income tax expense (benefit)	(44)	382	154	(607)	(115)
Non-hotel EBITDA ownership expense	26	755	368	1,301	2,450
Hotel EBITDA including amounts attributable to noncontrolling interest	33,345	43,721	33,605	28,168	138,839
Non-comparable adjustments	(135)	(4,127)	3,331	753	(178)
Comparable hotel EBITDA	$33,210	$39,594	$36,936	$28,921	$138,661

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$245	$2,351	$1,021	$1,078	$1,217	$924	$(28)	$2,186	$—	$2,463	$(3,506)	$4,721	$1,896	$(1)	$14,567	$(15,193)	$(626)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(8)	(15)	—	—	—	—	—	(5)	—	(2)	(16)	(11)	—	—	(57)	57	—
Interest expense	—	—	—	468	—	605	834	—	—	—	1,437	—	756	—	4,100	7,890	11,990
Amortization of loan cost	—	—	—	33	—	35	135	—	—	—	76	—	—	—	279	815	1,094
Depreciation and amortization	1,828	1,401	1,625	691	485	671	916	1,429	—	1,917	2,344	1,031	136	—	14,474	—	14,474
Income tax expense (benefit)	(200)	108	—	—	—	—	—	6	—	—	—	—	42	—	(44)	784	740
Non-hotel EBITDA ownership expense	1	6	5	(131)	10	(210)	(12)	9	—	4	147	16	179	2	26	(26)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	1,866	3,851	2,651	2,139	1,712	2,025	1,845	3,625	—	4,382	482	5,757	3,009	1	33,345	(5,673)	27,672
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(467)	(962)	—	—	—	—	—	—	—	—	—	—	—	—	(1,429)	1,429	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	81	81
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(79)	(79)
Hotel EBITDA attributable to the Company and OP unitholders	$1,399	$2,889	$2,651	$2,139	$1,712	$2,025	$1,845	$3,625	$—	$4,382	$482	$5,757	$3,009	$1	$31,916	$(4,242)	$27,674
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	(134)	—	—	(1)	(135)
Comparable hotel EBITDA	$1,866	$3,851	$2,651	$2,139	$1,712	$2,025	$1,845	$3,625	$—	$4,382	$348	$5,757	$3,009	$—	$33,210
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,851	$2,651	$2,139	$1,712	$2,025	$1,845	$3,625	$—	$—	$482	$5,757	$—	$1	$24,088
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	(134)	—	—	(1)	(135)
Comparable hotel EBITDA	$—	$3,851	$2,651	$2,139	$1,712	$2,025	$1,845	$3,625	$—	$—	$348	$5,757	$—	$—	$23,953

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House	$—	$—	$—	$—	$1,712	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,712
BAML Bardessono	—	—	—	2,139	—	—	—	—	—	—	—	—	—	—	2,139
BAML Hotel Yountville	—	—	—	—	—	2,025	—	—	—	—	—	—	—	—	2,025
Apollo Ritz-Carlton St. Thomas	—	—	—	—	—	—	—	—	—	—	—	—	3,009	—	3,009
Aareal Capital Hilton and Hilton Torrey Pines	1,866	3,851	—	—	—	—	—	—	—	—	—	—	—	—	5,717
BAML Pool - various (4)	—	—	2,651	—	—	—	—	3,625	—	4,382	—	5,757	—	—	16,415
JP Morgan Park Hyatt Beaver Creek	—	—	—	—	—	—	1,845	—	—	—	—	—	—	—	1,845
BAML Ritz-Carton Sarasota	—	—	—	—	—	—	—	—	—	—	348	—	—	—	348
Total	$1,866	$3,851	$2,651	$2,139	$1,712	$2,025	$1,845	$3,625	$—	$4,382	$348	$5,757	$3,009	$—	$33,210
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

(4)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,054	$1,843	$1,180	$146	$2,186	$245	$(2,507)	$3,176	$—	$1,906	$(719)	$3,777	$3,523	$19,813	$38,623	$(25,769)	$12,854
Non-property adjustments	—	—	229	—	60	—	—	—	—	—	—	—	—	(15,712)	(15,423)	15,423	—
Interest income	(7)	(10)	—	—	—	—	—	(3)	—	(1)	(11)	(7)	—	—	(39)	39	—
Interest expense	—	—	520	443	—	576	796	—	—	—	1,270	—	730	—	4,335	7,268	11,603
Amortization of loan cost	—	—	—	33	—	35	134	—	—	—	75	—	—	—	277	798	1,075
Depreciation and amortization	1,832	1,421	1,593	665	458	667	852	1,474	—	1,974	2,294	1,046	177	358	14,811	—	14,811
Income tax expense (benefit)	299	69	—	—	—	—	—	4	—	—	—	—	10	—	382	820	1,202
Non-hotel EBITDA ownership expense	(40)	—	54	445	(45)	257	55	(54)	—	11	114	5	(39)	(8)	755	(755)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,138	3,323	3,576	1,732	2,659	1,780	(670)	4,597	—	3,890	3,023	4,821	4,401	4,451	43,721	(2,176)	41,545
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,535)	(831)	—	—	—	—	—	—	—	—		—	—	—	(2,366)	2,366	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—		—	—	—	—	62	62
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—		—	—	—	—	(62)	(62)
Hotel EBITDA attributable to the Company and OP unitholders	$4,603	$2,492	$3,576	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,023	$4,821	$4,401	$4,451	$41,355	$190	$41,545
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	324	—	—	(4,451)	(4,127)
Comparable hotel EBITDA	$6,138	$3,323	$3,576	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,347	$4,821	$4,401	$—	$39,594

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House	$—	$—	$—	$—	$2,659	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,659
BAML Bardessono	—	—	—	1,732	—	—	—	—	—	—	—	—	—	—	1,732
BAML Hotel Yountville	—	—	—	—	—	1,780	—	—	—	—	—	—	—	—	1,780
Apollo Ritz-Carlton St. Thomas	—	—	—	—	—	—	—	—	—	—	—	—	4,401	—	4,401
Aareal Capital Hilton and Hilton Torrey Pines	6,138	3,323	—	—	—	—	—	—	—	—	—	—	—	—	9,461
BAML Pool - various (3)	—	—	3,576	—	—	—	—	4,597	—	3,890	—	4,821	—	—	16,884
JP Morgan Park Hyatt Beaver Creek	—	—	—	—	—	—	(670)	—	—	—	—	—	—	—	(670)
BAML Ritz-Carton Sarasota	—	—	—	—	—	—	—	—	—	—	3,347	—	—	—	3,347
Total	$6,138	$3,323	$3,576	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,347	$4,821	$4,401	$—	$39,594
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,334	$3,273	$(3,350)	$(210)	$3,076	$(37)	$5,330	$991	$74	$1,354	$—	$1,457	$2,324	$1,145	$16,761	$(12,491)	$4,270
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	12	12	(12)	—
Interest income	(5)	(7)	—	—	—	—	—	(1)	—	—	—	(3)	(1)	(1)	(18)	18	—
Interest expense	—	—	779	415	—	507	734	—	—	—	—	—	688	—	3,123	6,068	9,191
Amortization of loan cost	—	—	—	32	—	35	132	—	—	—	—	—	—	—	199	789	988
Depreciation and amortization	1,769	1,438	1,426	647	765	664	836	1,543	—	1,674	—	1,049	259	936	13,006	—	13,006
Income tax expense (benefit)	—	124	—	—	—	—	—	2	—	—	—	—	28	—	154	418	572
Non-hotel EBITDA ownership expense	4	31	2	164	10	72	16	63	(74)	47	—	(11)	90	(46)	368	(368)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,102	4,859	(1,143)	1,048	3,851	1,241	7,048	2,598	—	3,075	—	2,492	3,388	2,046	33,605	(5,578)	28,027
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(775)	(1,215)	—	—	—	—	—	—	—	—	—	—	—	—	(1,990)	1,990	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3	3
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2)	(2)
Hotel EBITDA attributable to the Company and OP unitholders	$2,327	$3,644	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$—	$2,492	$3,388	$2,046	$31,615	$(3,587)	$28,028
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	5,377	—	—	(2,046)	3,331
Comparable hotel EBITDA	$3,102	$4,859	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$5,377	$2,492	$3,388	$—	$36,936

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House	$—	$—	$—	$—	$3,851	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,851
BAML Bardessono	—	—	—	1,048	—	—	—	—	—	—	—	—	—	—	1,048
BAML Hotel Yountville	—	—	—	—	—	1,241	—	—	—	—	—	—	—	—	1,241
Apollo Ritz-Carlton St. Thomas	—	—	—	—	—	—	—	—	—	—	—	—	3,388	—	3,388
Aareal Capital Hilton and Hilton Torrey Pines	3,102	4,859	—	—	—	—	—	—	—	—	—	—	—	—	7,961
BAML Pool - various (3)	—	—	(1,143)	—	—	—	—	2,598	—	3,075	—	2,492	—	—	7,022
JP Morgan Park Hyatt Beaver Creek	—	—	—	—	—	—	7,048	—	—	—	—	—	—	—	7,048
BAML Ritz-Carton Sarasota	—	—	—	—	—	—	—	—	—	—	5,377	—	—	—	5,377
Total	$3,102	$4,859	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$5,377	$2,492	$3,388	$—	$36,936
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$2,003	$1,921	$(502)	$(745)	$2,416	$(744)	$(484)	$1,927	$24,587	$512	$—	$2,240	$1,226	$849	$35,206	$(6,762)	$28,444
Non-property adjustments	—	—	—	—	505	—	—	—	(23,797)	—	—	—	(428)	—	(23,720)	23,720	—
Interest income	(2)	(6)	—	—	—	—	—	—	—	—	—	(3)	(1)	(1)	(13)	13	—
Interest expense	—	—	733	388	—	499	697	—	—	—	—	—	669	—	2,986	6,059	9,045
Amortization of loan cost	—	—	—	35	—	34	131	—	—	—	—	—	110	—	310	839	1,149
Depreciation and amortization	1,696	1,468	1,290	647	712	655	824	1,540	135	1,486	—	1,047	265	940	12,705	(16)	12,689
Income tax expense (benefit)	—	(593)	—	—	—	—	—	11	—	—	—	—	(25)	—	(607)	(249)	(856)
Non-hotel EBITDA ownership expense	83	(90)	54	169	(176)	47	13	40	151	438	—	46	536	(10)	1,301	(1,301)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,780	2,700	1,575	494	3,457	491	1,181	3,518	1,076	2,436	—	3,330	2,352	1,778	28,168	22,303	50,471
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(945)	(675)	—	—	—	—	—	—	—	—	—	—	—	—	(1,620)	1,620	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$2,835	$2,025	$1,575	$494	$3,457	$491	$1,181	$3,518	$1,076	$2,436	$—	$3,330	$2,352	$1,778	$26,548	$23,923	$50,471
Non-comparable adjustments	—	—	—	—	(50)	—	—	—	(1,076)	—	3,657	—	—	(1,778)	753
Comparable hotel EBITDA	$3,780	$2,700	$1,575	$494	$3,407	$491	$1,181	$3,518	$—	$2,436	$3,657	$3,330	$2,352	$—	$28,921

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House	$—	$—	$—	$—	$3,407	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,407
BAML Bardessono	—	—	—	494	—	—	—	—	—	—	—	—	—	—	494
BAML Hotel Yountville	—	—	—	—	—	491	—	—	—	—	—	—	—	—	491
Apollo Ritz-Carlton St. Thomas	—	—	—	—	—	—	—	—	—	—	—	—	2,352	—	2,352
Aareal Capital Hilton and Hilton Torrey Pines	3,780	2,700	—	—	—	—	—	—	—	—	—	—	—	—	6,480
BAML Pool - various (3)	—	—	1,575	—	—	—	—	3,518	—	2,436	—	3,330	—	—	10,859
JP Morgan Park Hyatt Beaver Creek	—	—	—	—	—	—	1,181	—	—	—	—	—	—	—	1,181
BAML Ritz-Carton Sarasota	—	—	—	—	—	—	—	—	—	—	3,657	—	—	—	3,657
Total	$3,780	$2,700	$1,575	$494	$3,407	$491	$1,181	$3,518	$—	$2,436	$3,657	$3,330	$2,352	$—	$28,921
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, Philadelphia Courtyard Downtown, San Francisco Courtyard Downtown and Seattle Marriott Waterfront.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$767	$2,504	$241	$1,147	$(1,139)	$1,250	$(23)	$1,399	$1,152	$2,941	$—	$4,294	$(4,081)	$253	$10,705	$(10,922)	$(217)
Non-property adjustments	—	—	—	—	318	—	—	—	—	—	—	—	680	10	1,008	(1,008)	—
Interest income	(9)	(4)	—	—	—	—	—	(1)	—	—	—	(3)	(1)	—	(18)	18	—
Interest expense	—	—	719	185	—	492	684	—	—	—	—	—	664	—	2,744	6,510	9,254
Amortization of loan cost	—	—	—	11	—	33	129	—	—	—	—	—	134	—	307	1,049	1,356
Depreciation and amortization	1,644	1,481	1,193	641	736	654	820	1,516	1,232	1,302	—	1,027	944	944	14,134	(1)	14,133
Income tax expense (benefit)	(184)	(187)	—	—	—	—	—	4	—	—	—	—	(37)	—	(404)	737	333
Non-hotel EBITDA ownership expense	421	41	11	159	1,233	20	75	8	18	37	—	72	2,422	37	4,554	(4,554)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,639	3,835	2,164	2,143	1,148	2,449	1,685	2,926	2,402	4,280	—	5,390	725	1,244	33,030	(8,171)	24,859
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(660)	(958)	—	—	—	—	—	—	—	—	—	—	—	—	(1,618)	1,618	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$1,979	$2,877	$2,164	$2,143	$1,148	$2,449	$1,685	$2,926	$2,402	$4,280	$—	$5,390	$725	$1,244	$31,412	$(6,553)	$24,859
Non-comparable adjustments	—	—	—	—	17	—	—	—	(2,402)	—	710	—	—	(1,244)	(2,919)
Comparable hotel EBITDA	$2,639	$3,835	$2,164	$2,143	$1,165	$2,449	$1,685	$2,926	$—	$4,280	$710	$5,390	$725	$—	$30,111
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,835	$2,164	$2,143	$1,148	$2,449	$1,685	$2,926	$2,402	$—	$—	$5,390	$—	$1,244	$25,386
Non-comparable adjustments	—	—	—	—	17	—	—	—	(2,402)	—	710	—	—	(1,244)	(2,919)
Comparable hotel EBITDA	$—	$3,835	$2,164	$2,143	$1,165	$2,449	$1,685	$2,926	$—	$—	$710	$5,390	$—	$—	$22,467
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$5,633	$7,467	$(1,149)	$1,014	$6,479	$1,132	$2,795	$6,353	$74	$5,723	$(4,225)	$9,955	$7,743	$20,957	$69,951	$(53,453)	$16,498
Non-property adjustments	—	—	229	—	60	—	—	—	—	—	—	—	—	(15,700)	(15,411)	15,411	—
Interest income	(20)	(32)	—	—	—	—	—	(9)	—	(3)	(27)	(21)	(1)	(1)	(114)	114	—
Interest expense	—	—	1,299	1,326	—	1,688	2,364	—	—	—	2,707	—	2,174	—	11,558	21,226	32,784
Amortization of loan cost	—	—	—	98	—	105	401	—	—	—	151	—	—	—	755	2,402	3,157
Depreciation and amortization	5,429	4,260	4,644	2,003	1,708	2,002	2,604	4,446	—	5,565	4,638	3,126	572	1,294	42,291	—	42,291
Income tax expense (benefit)	99	301	—	—	—	—	—	12	—	—	—	—	80	—	492	2,022	2,514
Non-hotel EBITDA ownership expense	(35)	37	61	478	(25)	119	59	18	(74)	62	261	10	230	(52)	1,149	(1,149)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,106	12,033	5,084	4,919	8,222	5,046	8,223	10,820	—	11,347	3,505	13,070	10,798	6,498	110,671	(13,427)	97,244
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,777)	(3,008)	—	—	—	—	—	—	—	—	—	—	—	—	(5,785)	5,785	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	146	146
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(143)	(143)
Hotel EBITDA attributable to the Company and OP unitholders	$8,329	$9,025	$5,084	$4,919	$8,222	$5,046	$8,223	$10,820	$—	$11,347	$3,505	$13,070	$10,798	$6,498	$104,886	$(7,639)	$97,247
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	5,567	—	—	(6,498)	(931)
Comparable hotel EBITDA	$11,106	$12,033	$5,084	$4,919	$8,222	$5,046	$8,223	$10,820	$—	$11,347	$9,072	$13,070	$10,798	$—	$109,740
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$12,033	$5,084	$4,919	$8,222	$5,046	$8,223	$10,820	$—	$—	$3,505	$13,070	$—	$6,498	$77,420
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	5,567	—	—	(6,498)	(931)
Comparable hotel EBITDA	$—	$12,033	$5,084	$4,919	$8,222	$5,046	$8,223	$10,820	$—	$—	$9,072	$13,070	$—	$—	$76,489
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$8,486	$7,412	$(1,111)	$1,385	$3,819	$1,547	$(2,062)	$3,957	$4,811	$6,763	$—	$10	$9,759	$103	$2,384	$47,263	$(47,383)	$(120)
Non-property adjustments	—	—	—	—	318	—	—	—	—	—	—	—	—	680	10	1,008	(1,008)	—
Interest income	(15)	(6)	—	—	—	—	—	(1)	—	(4)	—	—	(9)	(3)	—	(38)	38	—
Interest expense	—	—	2,005	185	—	750	1,335	54	—	—	—	—	—	1,899	—	6,228	18,761	24,989
Amortization of loan cost	—	—	—	11	—	44	257	—	—	—	—	—	—	396	—	708	3,046	3,754
Depreciation and amortization	4,814	4,508	3,288	1,886	2,138	1,019	1,632	4,542	3,661	3,432	—	—	3,034	2,684	2,815	39,453	120	39,573
Income tax expense (benefit)	—	61	(1)	—	—	—	—	11	(1)	—	—	—	—	25	—	95	239	334
Non-hotel EBITDA ownership expense	607	65	22	480	1,250	73	76	140	23	110	—	—	95	2,459	15	5,415	(5,415)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	13,892	12,040	4,203	3,947	7,525	3,433	1,238	8,703	8,494	10,301	—	10	12,879	8,243	5,224	100,132	(31,602)	68,530
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,473)	(3,010)	—	—	—	—	—	—	—	—	—	—	—	—	—	(6,483)	6,483	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$10,419	$9,030	$4,203	$3,947	$7,525	$3,433	$1,238	$8,703	$8,494	$10,301	$—	$10	$12,879	$8,243	$5,224	$93,649	$(25,119)	$68,530
Non-comparable adjustments	—	—	—	—	50	1,233	6,968	—	(8,494)	—	9,015	(10)	—	—	(5,224)	3,538
Comparable hotel EBITDA	$13,892	$12,040	$4,203	$3,947	$7,575	$4,666	$8,206	$8,703	$—	$10,301	$9,015	$—	$12,879	$8,243	$—	$103,670
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$12,040	$4,203	$3,947	$7,525	$3,433	$1,238	$8,703	$8,494	$—	$—	$10	$12,879	$—	$5,224	$67,696
Non-comparable adjustments	—	—	—	—	50	1,233	6,968	—	(8,494)	—	9,015	(10)	—	—	(5,224)	3,538
Comparable hotel EBITDA	$—	$12,040	$4,203	$3,947	$7,575	$4,666	$8,206	$8,703	$—	$—	$9,015	$—	$12,879	$—	$—	$71,234
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton